                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                          ---------------------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)         January 20, 1997
                                                 -------------------------------


                            TECHNICLONE CORPORATION
--------------------------------------------------------------------------------
               (Exact name of Registrant as specified in charter)


          California                    0-17085               95-3694822
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(State or other jurisdiction          (Commission          (I.R.S. Employer
      of incorporation)               File Number)        Identification No.)



14282 Franklin Avenue, Tustin, California                     92780-7017
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(Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code        (714) 838-0500
                                                   ----------------------------

                                 Not Applicable
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         (Former name or former address, if changed, since last report)




                               Page 1 of 6 Pages
                           Exhibit Index is on Page 4






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Item 1.  Other Events.
         -------------

         On January 20, 1997, Techniclone Corporation, a California corporation (the "Company") entered into a Stock Exchange Agreement (the "Agreement") with certain stockholders (the "Stockholders") of Peregrine Pharmaceuticals, Inc., a privately-held, Delaware corporation ("Peregrine"), pursuant to which such Stockholders have agreed to exchange all of their shares of Peregrine common stock and preferred stock for shares of common stock of the Company. The consummation of the transactions contemplated in the Agreement are conditioned upon, among other things, the satisfaction or waiver of certain conditions to the respective obligations of the Company and the Stockholders under the Agreement. Upon consummation of the transactions contemplated in the Agreement, the Company will hold a majority of the outstanding capital stock of Peregrine. The actual number of shares of common stock that the Company will issue to the Stockholders is subject to adjustment based on the amount of liabilities of Peregrine that the Company will assume at the closing date; however, if all of the Peregrine stockholders agreed to enter into the Agreement, the Company would have issued approximately 4,725,000 shares of its common stock in this transaction.

      Exhibit
      Number
      -------

        99 Press Release, dated January 16, 1997, entitled "Techniclone announces agreement to acquire Peregrine Pharmaceuticals."





                               Page 2 of 5 Pages
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                                   SIGNATURES
                                   ----------


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           TECHNICLONE CORPORATION


Date:  February 10, 1997                   By:  /s/ LON H. STONE
                                           ----------------------------
                                                Lon H. Stone
                                                Chairman of the Board
                                                Chief Executive Officer
                                                and President





                               Page 3 of 5 Pages
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                                 EXHIBIT INDEX
                                 -------------

         The following exhibits are attached hereto and incorporated herein by reference:


                                                                 Sequentially
    Exhibit                                                        Numbered
    Number                                                           Page
    -------                                                      ------------

      99      Press Release, dated January 16, 1997, entitled         5
              "Techniclone announces agreement to acquire
              Peregrine Pharmaceuticals"





                               Page 4 of 5 Pages